Fees Summary	Sep. 12, 2025 USD ($)
Fees Summary [Line Items]
Total Offering	$ 47,643,628.85
Previously Paid Amount	0.00
Total Fee Amount	7,294.24
Total Offset Amount	0.00
Net Fee	$ 7,294.24